Exhibit 10.3

CONFIRMATION OF ACCEPTANCE

PRIMORIS SERVICES CORPORATION

Reference is made to the Note Purchase and Private Shelf Agreement, dated as of December 28, 2012 (as from time to time amended, restated or otherwise modified, the “Shelf Agreement”), between the Company, on the one hand, and Prudential Investment Management, Inc. (“Prudential”), each Prudential Affiliate which becomes party thereto and the other holders from time to time of the Notes, on the other hand.  All terms used herein that are defined in the Agreement have the respective meanings specified in the Shelf Agreement.

Prudential or the Prudential Affiliate which is named below as a Purchaser of Shelf Notes hereby confirms the representations as to such Shelf Notes set forth in Section 6 of the Agreement, and agrees to be bound by the provisions of the Agreement applicable to the Purchasers or holders of the Notes.

Pursuant to Section 2.2(f) of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

I.                                        Accepted Notes:  Aggregate principal amount $25,000,000

(A)                               (a)   Name of Purchaser:  The Prudential Insurance Company of America

(b)         Principal amount:  $7,100,000

(c)          Final maturity date:  July 25, 2023

(d)         Principal prepayment dates and amounts:  25th day of July in each year commencing in 2017

(e)          Interest rate:  3.85%

(f)           Interest payment period:  quarterly in arrears on the 25th day of January, April, July and October in each year commencing in October 2013

(g)          Payment and notice instructions: As set forth on attached Purchaser Schedule:

(B)                               (a)   Name of Purchaser:  The Prudential Insurance Company of America

(b)         Principal amount:  $3,400,000

(c)          Final maturity date:  July 25, 2023

(d)         Principal prepayment dates and amounts:  25th day of July in each year commencing in 2017

(e)          Interest rate:  3.85%

(f)           Interest payment period:  quarterly in arrears on the 25th day of January, April, July and October in each year commencing in October 2013

(g)          Payment and notice instructions: As set forth on attached Purchaser Schedule:

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(C)                               (a)   Name of Purchaser:  Prudential Annuities Life Assurance Corporation

(b)         Principal amount:  $5,400,000

(c)          Final maturity date:  July 25, 2023

(d)         Principal prepayment dates and amounts:  25th day of July in each year commencing in 2017

(e)          Interest rate:  3.85%

(f)           Interest payment period:  quarterly in arrears on the 25th day of January, April, July and October in each year commencing in October 2013

(g)          Payment and notice instructions: As set forth on attached Purchaser Schedule:

(D)                               (a)   Name of Purchaser:  Farmers Insurance Exchange

(b)         Principal amount:  $6,370,000

(c)          Final maturity date:  July 25, 2023

(d)         Principal prepayment dates and amounts:  25th day of July in each year commencing in 2017

(e)          Interest rate:  3.85%

(f)           Interest payment period:  quarterly in arrears on the 25th day of January, April, July and October in each year commencing in October 2013

(g)          Payment and notice instructions: As set forth on attached Purchaser Schedule:

(E)                                (a)   Name of Purchaser:  Mid Century Insurance Company

(b)         Principal amount:  $2,730,000

(c)          Final maturity date:  July 25, 2023

(d)         Principal prepayment dates and amounts:  25th day of July in each year commencing in 2017

(e)          Interest rate:  3.85%

(f)           Interest payment period:  quarterly in arrears on the 25th day of January, April, July and October in each year commencing in October 2013

(g)          Payment and notice instructions: As set forth on attached Purchaser Schedule:

II.                                   Closing Day:  July 25, 2013

III.                              Issuance Fee:  $25,000

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PRIMORIS SERVICES CORPORATION

By:	/s/ John Perisich
Name:	John Perisich
Title:	Executive Vice President and General Counsel

Dated: June 13, 2013

PRUDENTIAL INVESTMENT
MANAGEMENT, INC.

By:	/s/ Tim Laczkowski
Tim Laczkowski
Vice President

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By:	/s/ Tim Laczkowski
Tim Laczkowski
Vice President

PRUDENTIAL ANNUITIES LIFE
ASSURANCE CORPORATION

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Tim Laczkowski
Tim Laczkowski
Vice President

Signature Page to Confirmation of Acceptance

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Vice President

Signature Page to Confirmation of Acceptance

PURCHASER SCHEDULE

Primoris Services Corporation

3.85% Senior Secured Notes, Series B, due 2023

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$10,500,000	$7,100,000
$3,400,000
(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $7,100,000)

Each such wire transfer shall set forth the name of the Company, a reference to “3.85% Senior Secured Notes, Series B, due 2023, Security No. INV11582, PPN           “ and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Corporate Finance

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832

Purchaser Schedule to Confirmation of Acceptance

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Jaya McClure Telephone: (214) 720-6207

(6)	Tax Identification No.: 22-1211670

Purchaser Schedule to Confirmation of Acceptance

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION	$5,400,000	$5,400,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: Prudential Annuities Life Assurance Corporation Account No.: P01309 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “3.85% Senior Secured Notes, Series B, due 2023, Security No. INV11582, PPN           “ and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Prudential Annuities Life Assurance Corporation

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Prudential Annuities Life Assurance Corporation c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Corporate Finance

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832

Purchaser Schedule to Confirmation of Acceptance

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Jaya McClure Telephone: (214) 720-6207

(6)	Tax Identification No.: 06-1241288

Purchaser Schedule to Confirmation of Acceptance

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	FARMERS INSURANCE EXCHANGE	$6,370,000	$6,370,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank ABA: 021000021 Beneficiary Account No: 9009000200 Beneficiary Account Name: JPMorgan Income Ultimate Beneficiary: P13939 Farmers Insurance Exchange

Each such wire transfer shall set forth the name of the Company, a reference to “3.85% Senior Secured Notes, Series B, due 2023, PPN       “ and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Farmers 4680 Wilshire Blvd. Los Angeles, CA 90010

Attention: Treasury

Treasury: Treasury Manager 323-932-3450 usw.treasury.farmers@farmersinsurance.com

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201

Attention: Managing Director, Corporate Finance

Purchaser Schedule to Confirmation of Acceptance

(4)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to:

Mailing Address (for overnight mail) JPMorgan Chase Bank, N.A. Physical Receive Department 4 Chase Metrotech Center 3rd Floor Brooklyn, NY 11245-0001 Attention: Brian Cavanaugh, Tel. 718-242-0264

Street Deliveries (via messenger or walk up) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center 1st Floor, Window 5 Brooklyn, NY 11245-0001 Attention: Physical Receive Department

(Use Willoughby Street Entrance)

	(b)	Send copy by nationwide overnight delivery service to:

Prudential Capital Group Gateway Center 2, 10th Floor 100 Mulberry Newark, NJ 07102

Attention: Trade Management, Manager Telephone: (973) 367-3141

(5)	Tax Identification No.: 95-2575893

Purchaser Schedule to Confirmation of Acceptance

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	MID CENTURY INSURANCE COMPANY	$2,730,000	$2,730,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank ABA: 021000021 Beneficiary Account No: 9009000200 Beneficiary Account Name: JPMorgan Income Ultimate Beneficiary: G23628 Mid Century Insurance Company

Each such wire transfer shall set forth the name of the Company, a reference to “3.85% Senior Secured Notes, Series B, due 2023, PPN       “ and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Farmers 4680 Wilshire Blvd. Los Angeles, CA 90010 Attention: Treasury Treasury: Treasury Manager 323-932-3450 usw.treasury.farmers@farmersinsurance.com

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Corporate Finance

Purchaser Schedule to Confirmation of Acceptance

(4)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to:

Mailing Address (for overnight mail) JPMorgan Chase Bank, N.A. Physical Receive Department 4 Chase Metrotech Center 3rd Floor Brooklyn, NY 11245-0001 Attention: Brian Cavanaugh, Tel. 718-242-0264

Street Deliveries (via messenger or walk up)

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

1st Floor, Window 5

Brooklyn, NY 11245-0001

Attention:  Physical Receive Department

(Use Willoughby Street Entrance)

(b)

Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention:  Trade Management, Manager

Telephone:  (973) 367-3141

(5)	Tax Identification No.: 95-6016640

Purchaser Schedule to Confirmation of Acceptance

PRIMORIS SERVICES CORPORATION

3.85% SENIOR SECURED NOTE, SERIES B, DUE JULY 25, 2023

No. R-B-5

PPN 74164F A@2

ORIGINAL PRINCIPAL AMOUNT: $2,730,000

ORIGINAL ISSUE DATE: July 25, 2013

INTEREST RATE: 3.85%

INTEREST PAYMENT DATES: Quarterly, in arrears, on the 25th day of each of January, April, July and October beginning October 25, 2013

FINAL MATURITY DATE: July 25, 2023

PRINCIPAL PREPAYMENT DATES AND AMOUNTS: Annually in the principal amount of $390,000.00, beginning July 25, 2017, and on the 25th day of July of each year thereafter through and including July 25, 2022

For Value Received, the undersigned, PRIMORIS SERVICES CORPORATION, (the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to MID CENTURY INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION SEVEN HUNDRED THIRTY THOUSAND AND 00/100 DOLLARS ($2,730,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum (the “Default Rate”) from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., in New York, New York as its “base” or “prime” rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York, or at such other place in the State of New York as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Private Shelf Agreement, dated as of December 28, 2012 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Prudential and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder

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of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

This Note is guaranteed by the Guarantors pursuant to the Guaranty Agreement, and this Note is secured by the Security Documents.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

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PRIMORIS SERVICES CORPORATION

By:	/s/ Pete Moerbeek
Name:	Pete Moerbeek
Title:	Chief Financial Officer

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PRIMORIS SERVICES CORPORATION

3.85% SENIOR SECURED NOTE, SERIES B, DUE JULY 25, 2023

No. R-B-4

PPN 74164F A@2

ORIGINAL PRINCIPAL AMOUNT: $6,370,000

ORIGINAL ISSUE DATE: July 25, 2013

INTEREST RATE: 3.85%

INTEREST PAYMENT DATES: Quarterly, in arrears, on the 25th day of each of January, April, July and October beginning October 25, 2013

FINAL MATURITY DATE: July 25, 2023

PRINCIPAL PREPAYMENT DATES AND AMOUNTS: Annually in the principal amount of $910,000.00, beginning July 25, 2017, and on the 25th day of July of each year thereafter through and including July 25, 2022

For Value Received, the undersigned, PRIMORIS SERVICES CORPORATION, (the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to FARMERS INSURANCE EXCHANGE, or registered assigns, the principal sum of SIX MILLION THREE HUNDRED SEVENTY THOUSAND AND 00/100 DOLLARS ($6,370,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum (the “Default Rate”) from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., in New York, New York as its “base” or “prime” rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York, or at such other place in the State of New York as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Private Shelf Agreement, dated as of December 28, 2012 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Prudential and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder

1

of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

This Note is guaranteed by the Guarantors pursuant to the Guaranty Agreement, and this Note is secured by the Security Documents.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

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PRIMORIS SERVICES CORPORATION

By:	/s/ Pete Moerbeek
Name:	Pete Moerbeek
Title:	Chief Financial Officer

3

PRIMORIS SERVICES CORPORATION

3.85% SENIOR SECURED NOTE, SERIES B, DUE JULY 25, 2023

No. R-B-3

PPN 74164F A@2

ORIGINAL PRINCIPAL AMOUNT: $5,400,000

ORIGINAL ISSUE DATE: July 25, 2013

INTEREST RATE: 3.85%

INTEREST PAYMENT DATES: Quarterly, in arrears, on the 25th day of each of January, April, July and October beginning October 25, 2013

FINAL MATURITY DATE: July 25, 2023

PRINCIPAL PREPAYMENT DATES AND AMOUNTS: Annually in the principal amount of $771,428.57, beginning July 25, 2017, and on the 25th day of July of each year thereafter through and including July 25, 2022

For Value Received, the undersigned, PRIMORIS SERVICES CORPORATION, (the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, or registered assigns, the principal sum of FIVE MILLION FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($5,400,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum (the “Default Rate”) from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., in New York, New York as its “base” or “prime” rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York, or at such other place in the State of New York as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Private Shelf Agreement, dated as of December 28, 2012 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Prudential

1

and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

This Note is guaranteed by the Guarantors pursuant to the Guaranty Agreement, and this Note is secured by the Security Documents.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

2

PRIMORIS SERVICES CORPORATION

By:	/s/ Pete Moerbeek
Name:	Pete Moerbeek
Title:	Chief Financial Officer

3

PRIMORIS SERVICES CORPORATION

3.85% SENIOR SECURED NOTE, SERIES B, DUE JULY 25, 2023

No. R-B-2

PPN 74164F A@2

ORIGINAL PRINCIPAL AMOUNT: $3,400,000

ORIGINAL ISSUE DATE: July 25, 2013

INTEREST RATE: 3.85%

INTEREST PAYMENT DATES: Quarterly, in arrears, on the 25th day of each of January, April, July and October beginning October 25, 2013

FINAL MATURITY DATE: July 25, 2023

PRINCIPAL PREPAYMENT DATES AND AMOUNTS: Annually in the principal amount of $485,714.29, beginning July 25, 2017, and on the 25th day of July of each year thereafter through and including July 25, 2022

For Value Received, the undersigned, PRIMORIS SERVICES CORPORATION, (the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of THREE MILLION FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($3,400,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum (the “Default Rate”) from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., in New York, New York as its “base” or “prime” rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York, or at such other place in the State of New York as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Private Shelf Agreement, dated as of December 28, 2012 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Prudential

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and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

This Note is guaranteed by the Guarantors pursuant to the Guaranty Agreement, and this Note is secured by the Security Documents.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

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PRIMORIS SERVICES CORPORATION

By:	/s/ Pete Moerbeek
Name:	Pete Moerbeek
Title:	Chief Financial Officer

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PRIMORIS SERVICES CORPORATION

3.85% SENIOR SECURED NOTE, SERIES B, DUE JULY 25, 2023

No. R-B-1

PPN 74164F A@2

ORIGINAL PRINCIPAL AMOUNT: $7,100,000

ORIGINAL ISSUE DATE: July 25, 2013

INTEREST RATE: 3.85%

INTEREST PAYMENT DATES: Quarterly, in arrears, on the 25th day of each of January, April, July and October beginning October 25, 2013

FINAL MATURITY DATE: July 25, 2023

PRINCIPAL PREPAYMENT DATES AND AMOUNTS: Annually in the principal amount of $1,014,285.71, beginning July 25, 2017, and on the 25th day of July of each year thereafter through and including July 25, 2022

For Value Received, the undersigned, PRIMORIS SERVICES CORPORATION, (the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of SEVEN MILLION ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($7,100,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum (the “Default Rate”) from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., in New York, New York as its “base” or “prime” rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York, or at such other place in the State of New York as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Private Shelf Agreement, dated as of December 28, 2012 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Prudential and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder

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of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

This Note is guaranteed by the Guarantors pursuant to the Guaranty Agreement, and this Note is secured by the Security Documents.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

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PRIMORIS SERVICES CORPORATION

By:	/s/ Pete Moerbeek
Name:	Pete Moerbeek
Title:	Chief Financial Officer

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